	STATEMENT TO CERTIFICATEHOLDERS

	Household Home Equity Loan Trust 2001-2

	Distribution Number	41
	Beginning Date of Collection Period	01-Feb-05
	End Date of Collection Period	28-Feb-05
	Distribution Date	21-Mar-05
	Previous Distribution Date	22-Feb-05

	Funds Disbursement
	Available Funds for Distribution and Skip-A-Pay / Collected Funds
	Available Distribution Amount	170,316,509.27
	Principal Collections	169,064,121.56
	Interest Collections (net of servicing fee)	1,252,387.71
	Collections of Interest (net of servicing fee and principal recoveries)
	Servicing Fee	70,546.99
	Principal recoveries	3,262.35
	Skip-A-Pay Advances	0.00
	Skip-A-Pay Reimbursement Amount	0.00

	Disbursements	170,387,056.26
	Interest Paid to Certificates	254,264.22
	Principal Paid to Certificates	111,746,430.36
	Equity Certificate	58,315,814.69
	Servicing Fee	70,546.99

	Pool Balance

	Begin Principal Balance	169,312,773.27
	Principal Collections (including repurchases)	5,300,298.63
	Additional Principal Reduction Amount	248,651.71
	End Principal Balance	163,763,822.93
	Repurchase of Loans by Master Servicer pursuant to Section 10.01
	Ending Principal Balance as of March 21, 2005 Distribution Date

	Collateral Performance
	Cash Yield (% of beginning balance)	9.35%
	Charge off Rate (net of principal recoveries; % of beginning balance)
	Net Yield	7.61%

	Delinquent Loans
	30-59 days principal balance of loan	7,140,445.10
	30-59 days number of loans	86
	60-89 days principal balance of loan	1,947,582.29
	60-89 days number of loans	31
	90+ days principal balance of loan	11,220,420.28
	90+ days number of loans	134

	Loan Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period
	Number of loans purchased or substituted pursuant to 2.04 during the period
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period
	Number of loans purchased or substituted pursuant to 3.01 during the period
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period
	Substitution Adjustment Amounts	-
	Number of HEL outstanding (BOP)	2,456
	Number of HEL outstanding (EOP)	2,392
	Principal balance of REO as of the end of the collection period
	Number of loans that went into REO during the collection period
	Principal balance of loans that went into REO during the collection period

	Overcollateralization
	Begin OC Amount	57,566,342.91
	OC Release Amount	57,566,342.91
	Extra Principal Distribution	-
	End OC Amount	-

	Target OC Amount	-
	Interim OC Amount	-
	Interim OC Deficiency	-

	Monthly Excess Cashflow	749,471.78
	Principal Distribution Amount	169,064,121.56
	Principal Collections	169,064,121.56
	OC Release Amount	-

	Other
	Stepdown	Yes
	Trigger Event	Yes
	Event of Default	No
	Total Certificate Balance as Percent of Total Original Certificate Balance

	Interest Calculations
	1 month LIBOR	2.59938%
	Class A Formula Rate (1-mo. Libor plus 37bps)	2.96938%
	Class A Pass-Through Rate	2.96938%
	Class M Formula Rate (1-mo. Libor plus 95bps)	3.54938%
	Class M Pass-Through Rate	3.54938%
	Available Funds Cap	10.96656%

	Class A Certificateholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	148.422669
	2. Principal Distribution per $1,000	148.092861
	3. Interest Distribution per $1,000	0.329808

	B. Calculation of Class A Interest Due & Paid
	1. Class A Pass-Through Rate	2.96938%
	2. Days in Accrual Period	27

	3. Class A Interest Due	221,212.11
	4. Class A Interest Paid	221,212.11
	5. Class A Supplemental Interest Amount Paid	0.00

	6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
	7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

	C. Calculation of Class A Principal Due & Paid
	1. Class A Principal Balance, BOP	99,330,324.87
	2. Class A Principal Due	99,330,324.87
	3. Class A Principal Paid	99,330,324.87
	4. Class A Principal Carry Forward Amount Paid	0.00
	5. Class A unpaid Principal Carry Forward Amount	0.00
	6. Class A Principal Balance, EOP	-

	7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP
	8. Class A Certificate Balance as a % of the Pool Balance, EOP

	Class M Certificateholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	148.487090
	2. Principal Distribution per $1,000	148.092861
	3. Interest Distribution per $1,000	0.394228

	B. Calculation of Class M Interest Due & Paid
	1. Class M Pass-Through Rate	3.54938%
	2. Days in Accrual Period	27

	3. Class M Interest Due	33,052.11
	4. Class M Interest Paid	33,052.11
	5. Class M Supplemental Interest Amount Paid	0.00

	6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
	7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

	C. Calculation of Class M Principal Due & Paid
	1. Class M Principal Balance, BOP	12,416,105.49
	2. Class M Principal Due	12,416,105.49
	3. Class M Principal Paid	12,416,105.49
	4. Class M Principal Carry Forward Amount Paid	0.00
	5. Class M Unpaid Principal Carry Forward Amount	0.00
	6. Class M Principal Balance, EOP	-

	7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP
	8. Class M Certificate Balance as a % of the Pool Balance, EOP

	HSBC FINANCE CORPORATION, successor by merger to Household
	Finance Corporation ("HSBC Finance")
	HOUSEHOLD HOME EQUITY LOAN TRUST 2001-2

The undersigned, a duly authorized representative of HSBC Finance Corporation,
Successor by merger to Household Finance Corporation ("HSBC Finance"), as Servicer
( the "Servicer" ), pursuant to a Pooling and Servicing Agreement dated as of
November 7, 2001 (the "Pooling and Servicing Agreement"), by and among
HFC Revolving Corporation, as Depositor, the Master Servicer, and JP Morgan
Chase Bank (as successor to Bank One, National Association) as Trustee, does
Hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Certificate shall have the respective
	meanings set forth in the Pooling and Servicing Agreement.

2	HSBC Finance is, as of the date hereof, the
	Servicer under the Pooling and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Distribution Date occurring on March 21, 2005

5	As of the date hereof, to the best knowledge of the undersigned, the
	Servicer has performed in all material respects all its obligations
	under the Pooling and Servicing Agreement through the Collection Period
	preceding such Distribution Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Distribution Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 18th day of March, 2005.

HSBC FINANCE CORPORATION
as Servicer

By: /s/ Dennis Mickey
Title: Servicing Officer